Financial liabilities at FVTPL_Credit risk adjustments to financial liabilities at FVTPL (Details)	12 Months Ended
Dec. 31, 2019 KRW (₩)
Designated financial liabilities at fair value through profit or loss [Abstract]
Accumulated changes in credit risk adjustments	₩ 0
Additional information about credit risk adjustments	The adjustment to reflect Group's credit risk is considered in measuring the fair value of equity-linked securities index. The Group's credit risk is determined by adjusting credit spread